UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2015

EPIRUS BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51171	04-3514457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Boylston Street
Eighth Floor
Boston, MA 02116
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 600-3497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 9, 2015, EPIRUS Biopharmaceuticals, Inc. (the “Company”) entered into and closed a definitive Stock Purchase Agreement (the “Stock Purchase Agreement”) with Bioceros Holding B.V., a Netherlands company (“Bioceros”), the sellers identified therein (the “Sellers”) and Oscar Schoots and Carine van den Brink as the representatives of the Sellers. Under the Stock Purchase Agreement, the Company purchased all of the outstanding shares of the share capital of Bioceros (the “Share Transfer”), with the result that Bioceros became a wholly-owned subsidiary of the Company following the Share Transfer.

On September 9, 2015, the Company filed a Current Report on Form 8-K (the “Initial Report”) stating that it had completed the Share Transfer and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment within 71 calendar days after the date on which the Initial Report was required to be filed. This amended Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired

The Bioceros audited consolidated financial statements for the year ended December 31, 2014 and the Bioceros unaudited consolidated financial statements as of June 30, 2015 and for the six months ended June 30, 2015 and 2014 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference into this Current Report on Form 8-K/A.

The consent of Ernst & Young Accountants LLP, Bioceros’ independent auditors, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b)         Pro Forma Financial Information

The unaudited pro forma condensed combined financial information reflecting the acquisition of Bioceros, as required by this item, is attached as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated by reference into this Current Report on Form 8-K/A.

(d)   Exhibits

23.1	Consent of Ernst & Young Accountants LLP

99.1

The audited financial statements of Bioceros Holding B.V. for its fiscal year ended December 31, 2014 and the unaudited financial statements of Bioceros Holding B.V. as of June 30, 2015 and for the six months ended June 30, 2015 and 2014

99.2	The unaudited pro forma condensed combined financial information listed in Item 9.01(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIRUS BIOPHARMACEUTICALS, INC.

By:	/s/ Amit Munshi
Name:	Amit Munshi
Title:	President and Chief Executive Officer

Date: November 16, 2015

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young Accountants LLP

99.1

The audited financial statements of Bioceros Holding B.V. for its fiscal year ended December 31, 2014 and the unaudited financial statements of Bioceros Holding B.V. as of June 30, 2015 and for the six months ended June 30, 2015 and 2014

99.2	The unaudited pro forma condensed combined financial information listed in Item 9.01(b)